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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): APRIL 4, 2002
                                                          -------------


                                  GENUITY INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                     000-30837                 74-2864824
----------------------------   ------------------------   -------------------
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                     Identification No.)


    225 PRESIDENTIAL WAY, WOBURN, MA                           01801
  ------------------------------------                      ----------
 (Address of Principal Executive Offices)                   (Zip Code)



       Registrant's Telephone Number, including Area Code: (781) 865-2000
                                                           --------------





                           This is Page 1 of 5 Pages.
                        Exhibit Index appears on Page 5.


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Arthur Andersen LLP has served as the independent auditors for Genuity Inc. (the "Company") for the fiscal years ended December 31, 2001 and December 31, 2000. On April 4, 2002, the Company terminated Arthur Andersen LLP as its auditors and engaged Ernst & Young LLP, to serve as the Company's independent auditors to conduct the audit of the Company's financial statements for the fiscal year ending December 31, 2002. The decision to change external auditors was approved by the audit committee and the full Board of Directors of the Company.

The audit reports of Arthur Andersen LLP on the financial statements of Genuity Inc. as of, and for, the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in the two most recent fiscal years and the subsequent interim period through April 4, 2002, which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Furthermore, Arthur Andersen LLP has not advised the Company that:

1) internal controls necessary to develop reliable financial statements did not exist; or

2) information has come to the attention of Arthur Andersen LLP which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

3) the scope of the audit should be expanded significantly, or information has come to the attention of Arthur Andersen LLP that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended December 31, 2001 or made it unwilling to rely on management's representations or to be associated with the financial statements prepared by management; or

4) information has come to the attention of Arthur Andersen LLP that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued, or to be issued from the fiscal year ended December 31, 2001 through the date of this Form 8-K that has not been resolved to Arthur Andersen LLP's satisfaction or which would have prevented Arthur Andersen LLP from rendering an unqualified audit report on such financial statements.

The Company has requested Arthur Andersen LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 15, 2002, is filed as Exhibit 16.1 to this Form 8-K.

There were no other "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K occurring within the Registrant's two most recent fiscal years and the subsequent interim period ending April 4, 2002.

During the Registrant's two most recent fiscal years ended December 31, 2001 and the subsequent interim period through April 4, 2002, the Company did not consult with Ernst & Young LLP regarding any of the matters or events set forth in Item 304 (a)(2)(i) and (ii) of Regulations S-K

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  EXHIBITS.

              16.1 Letter regarding Change in Certifying Accountant


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       GENUITY INC.


                                       By:     /S/ DANIEL P. O'BRIEN
                                          -----------------------------------
                                          Name:   Daniel P. O'Brien
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer





Date:  April 15, 2002


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                                  EXHIBIT INDEX



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EXHIBIT NO.                                   DESCRIPTION OF EXHIBITS                                  PAGE
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
     16.1               Letter regarding Change in Certifying Accountant                                 6
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